Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

The Compensation Committee determines the number of shares underlying grants of restricted stock awards and the executive officers who will receive such awards. It is the policy of the Board and the Compensation Committee to not take material nonpublic information into account when determining the timing of equity awards. Similarly, it is our practice not to time the release of material nonpublic information based on equity award grant dates or for the purpose of affecting the value of executive compensation. All of our employees (including our NEOs) and directors must receive prior authorization for any purchase or sale of our common stock.

We have never granted stock options to our NEOs, and we have not granted any stock options since those granted to our initial directors in 2004.
Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false